EXHIBIT 7.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $.01 per share, of MoneyGram International, Inc. and further agree to the filing of this agreement as an exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.

Dated: April 4, 2008

THE GOLDMAN SACHS GROUP, INC.

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GOLDMAN, SACHS & CO.

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GS CAPITAL PARTNERS VI PARALLEL, L.P.
BY:	GS Advisors VI, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.
BY:	GSCP VI Offshore Advisors, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GS CAPITAL PARTNERS VI FUND, L.P.
BY:	GSCP VI Advisors, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GS CAPITAL PARTNERS VI GMBH & CO. KG
BY:	Goldman, Sachs Management GP GmbH, its General Partner

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GS MEZZANINE PARTNERS V ONSHORE FUND, L.P.
BY:	GS Mezzanine Partners V Onshore Fund, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GSMP V ONSHORE US, LTD.

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GS MEZZANINE PARTNERS V INSTITUTIONAL FUND, L.P.
BY:	GS Mezzanine Partners V Institutional Fund, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GSMP V INSTITUTIONAL US, LTD.

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GS MEZZANINE PARTNERS V OFFSHORE FUND, L.P.
BY:	GS Mezzanine Partners V Offshore Fund, L.L.C., its General Partner

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact

GSMP V OFFSHORE US, LTD.

By:	/s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-Fact